Exhibit 99.1

                                     BY-LAWS
                                       OF
                          VARIAN MEDICAL SYSTEMS, INC.
                             a Delaware Corporation

          As amended on May 19, 2005, to be effective on May 19, 2005.

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                                TABLE OF CONTENTS

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ARTICLE I         OFFICES...................................................................................1

    Section 1.        Registered Office.....................................................................1
    Section 2.        General Office and Other Offices......................................................1

ARTICLE II        STOCKHOLDERS' MEETINGS....................................................................1

    Section 3.        Annual Meeting........................................................................1
    Section 4.        Business to be Conducted at Annual Meeting............................................1
    Section 5.        Special Meetings......................................................................2
    Section 6.        Place of Meetings.....................................................................2
    Section 7.        Notice of Meetings....................................................................3
    Section 8.        Nominations of Directors..............................................................3
    Section 9.        List of Stockholders..................................................................5
    Section 10.       Quorum................................................................................5
    Section 11.       Voting and Required Vote..............................................................6
    Section 12.       Proxies...............................................................................6
    Section 13.       Inspectors of Election; Polls.........................................................6
    Section 14.       Organization..........................................................................6

ARTICLE III       BOARD OF DIRECTORS........................................................................6

    Section 15.       General Powers, Number, Term of Office................................................6
    Section 16.       Vacancies.............................................................................7
    Section 17.       Chairman, Vice Chairman and Lead Director of the Board................................7
    Section 18.       Regular Meetings......................................................................7
    Section 19.       Special Meetings......................................................................8
    Section 20.       Meetings of Non-Management Directors and Independent Directors........................8
    Section 21.       Conference Telephone or Other Remote Communication Meetings...........................8
    Section 22.       Quorum................................................................................8
    Section 23.       Organization of Board Meetings........................................................9
    Section 24.       Organization of Non-Management or Independent Directors Meetings......................9
    Section 25.       Removal...............................................................................9
    Section 26.       Action Without a Meeting..............................................................9
    Section 27.       Location of Books.....................................................................9
    Section 28.       Dividends.............................................................................9
    Section 29.       Compensation of Directors.............................................................9
    Section 30.       Additional Powers....................................................................10

ARTICLE IV        COMMITTEES OF DIRECTORS..................................................................10

    Section 31.       Designation, Power, Alternate Members................................................10
    Section 32.       Quorum, Manner of Acting.............................................................10
    Section 33.       Minutes..............................................................................10
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                                TABLE OF CONTENTS
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ARTICLE V         ADVISORY DIRECTORS.......................................................................11

    Section 34.       Advisory Directors...................................................................11

ARTICLE VI        OFFICERS.................................................................................11

    Section 35.       Designation..........................................................................11
    Section 36.       Election and Term....................................................................11
    Section 37.       Removal..............................................................................11
    Section 38.       Resignations.........................................................................11
    Section 39.       Vacancies............................................................................11
    Section 40.       Chief Executive Officer..............................................................11
    Section 41.       President............................................................................12
    Section 42.       Chief Operating Officer..............................................................12
    Section 43.       Vice Presidents......................................................................12
    Section 44.       Secretary............................................................................12
    Section 45.       Assistant Secretaries................................................................12
    Section 46.       Chief Financial Officer..............................................................12
    Section 47.       Treasurer............................................................................13
    Section 48.       Assistant Treasurers.................................................................13
    Section 49.       Controller...........................................................................13
    Section 50.       Assistant Controllers................................................................13

ARTICLE VII       CONTRACTS, INSTRUMENTS AND PROXIES.......................................................13

    Section 51.       Contracts and Other Instruments......................................................13
    Section 52.       Proxies..............................................................................14

ARTICLE VIII      CAPITAL STOCK............................................................................14

    Section 53.       Stock Certificates; Book-Entry Accounts..............................................14
    Section 54.       Record Ownership.....................................................................14
    Section 55.       Record Dates.........................................................................14
    Section 56.       Transfer of Stock....................................................................14
    Section 57.       Lost, Stolen or Destroyed Certificates...............................................15
    Section 58.       Terms of Preferred Stock.............................................................15

ARTICLE IX        INDEMNIFICATION..........................................................................15

    Section 59.       Actions, Suits or Proceedings Other Than By or in the Right of the Corporation.......15
    Section 60.       Actions or Suits by or in the Right of the Corporation...............................15
    Section 61.       Indemnification for Costs, Charges and Expenses of Successful Party..................16
    Section 62.       Advancement of Costs, Charges and Expenses...........................................16
    Section 63.       Determination of Right to Indemnification............................................16
    Section 64.       Other Rights; Continuation of Right to Indemnification; Limitations..................17
    Section 65.       Indemnification of Others............................................................17
    Section 66.       Insurance; Contracts; Funding........................................................18
    Section 67.       Savings Clause.......................................................................18
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                                TABLE OF CONTENTS
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ARTICLE X         MISCELLANEOUS............................................................................18

    Section 68.       Corporate Seal.......................................................................18
    Section 69.       Fiscal Year..........................................................................18
    Section 70.       Auditors.............................................................................18
    Section 71.       Waiver of Notice.....................................................................19

ARTICLE XI        AMENDMENT TO BY-LAWS.....................................................................19

    Section 72.       Amendments...........................................................................19
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                                     BY-LAWS
                                       OF
                          VARIAN MEDICAL SYSTEMS, INC.
                             A DELAWARE CORPORATION

                            (Effective May 19, 2005)

                                    ARTICLE I

                                     OFFICES

        Section 1. Registered Office. The name of the registered agent of Varian Medical Systems, Inc. (the "Corporation") is The Corporation Trust Company and the registered office of the Corporation shall be located in the City of Wilmington, County of New Castle, State of Delaware.

        Section 2. General Office and Other Offices. The Corporation shall have its General Offices in the City of Palo Alto, State of California (the "General Offices"), and may also have offices at such other places in or outside the State of Delaware as the Board of Directors of the Corporation (the "Board of Directors") may from time to time designate or the business of the Corporation may require.

                                   ARTICLE II

                             STOCKHOLDERS' MEETINGS

        Section 3. Annual Meeting. An annual meeting of stockholders shall be held on such day and at such time as may be designated by the Board of Directors for the purpose of electing directors and for the transaction of such other business as properly may come before such meeting. Any previously scheduled annual meeting of the stockholders may be postponed by resolution of the Board of Directors upon public notice given on or prior to the date previously scheduled for such annual meeting of stockholders.

        Section 4.      Business to be Conducted at Annual Meeting.

                (a) At an annual meeting of stockholders, only such business shall be conducted as shall have been brought before the meeting (i) pursuant to the Corporation's notice of the meeting, (ii) by or at the direction of the Board of Directors or (iii) by any stockholder of the Corporation who is a stockholder of record at the time of giving of the notice provided for in this By-Law, who shall be entitled to vote at such meeting and who shall have complied with the notice procedures set forth in this By-Law.

                (b) For business to be properly brought before an annual meeting by a stockholder pursuant to Section 4(a)(iii) of this By-Law, notice in writing must be delivered or mailed to the Secretary and received at the General Offices, not less than 60 days nor more than 90 days prior to the first anniversary of the date on which the Corporation first mailed its proxy materials for the preceding year's annual meeting of stockholders; provided, however, that in the event that the date of the meeting is advanced by more than 30 days or delayed by more than 60

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days from such meeting's anniversary date, notice by the stockholder must be received not earlier than the 90th day prior to such date of mailing of proxy materials and not later than the close of business on the later of the 60th day prior to such date of mailing of proxy materials or the 10th day following the day on which public announcement of the date of the annual meeting is first made. Such stockholder's notice shall set forth as to each matter the stockholder proposes to bring before the annual meeting (i) a brief description of the business to be brought before the annual meeting and the reasons for conducting such business at such meeting; (ii) the name and address, as they appear on the Corporation's books, of the stockholder proposing such business, and the name and address of the beneficial owner, if any, on whose behalf the proposal is made; (iii) the class and number of shares of the Corporation's stock which are beneficially owned by the stockholder, and by the beneficial owner, if any, on whose behalf the proposal is made; and (iv) any material interest of the stockholder, and of the beneficial owner, if any, on whose behalf the proposal is made, in such business. For purposes of these By-Laws, "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

                (c) Notwithstanding anything in these By-Laws to the contrary, no business shall be conducted at an annual meeting except in accordance with the procedures set forth in this By-Law. The chairman of the meeting may, if the facts warrant, determine that the business was not properly brought before the meeting in accordance with the provisions of this By-Law; and if the chairman should so determine, the chairman shall so declare to the meeting, and any such business not properly brought before the meeting shall not be transacted. Notwithstanding the foregoing provisions of this By-Law, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this By-Law. Nothing in this By-Law shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Corporation's proxy statement pursuant to Rule 14a-8 under the Exchange Act, and any such proposal so included shall be deemed timely given for purposes of this By-Law.

        Section 5. Special Meetings. Special meetings of stockholders for any proper purpose or purposes, unless otherwise provided by the General Corporation Law of the State of Delaware, may be called by the Chairman of the Board or the Chief Executive Officer, or in the absence of each of them, by the Vice Chairman of the Board, or by the Secretary at the written request of a majority of the directors. Business transacted at a special meeting of stockholders shall be confined to the purpose or purposes of the meeting as stated in the notice of the meeting. Any previously scheduled special meeting of the stockholders may be postponed by resolution of the Board of Directors upon notice by public announcement given on or prior to the date previously scheduled for such special meeting of stockholders.

        Section 6. Place of Meetings. All meetings of stockholders shall be held at such place as may be determined by resolution of the Board of Directors; provided, however, that the Board may, in its sole discretion, determine that the meeting shall not be held at any place, but may instead be held solely by means of remote communication as authorized by Section 211(a)(2) of the General Corporation Law of the State of Delaware.

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        Section 7.      Notice of Meetings.

                (a) Except as otherwise required by applicable law, notice of each meeting of the stockholders, whether annual or special, shall, at least 10 days but not more than 60 days before the date of the meeting, be given to each stockholder of record entitled to vote at the meeting by mailing such notice in the U.S. mail, postage prepaid, addressed to such stockholder at such stockholder's address as the same appears on the records of the Corporation. Such notice shall state the place, date and hour of the meeting, the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, and in the case of a special meeting, shall also state the purpose or purposes thereof.

                (b) Without limiting the manner by which notice otherwise may be given effectively to stockholders, any notice to a stockholder given by the Corporation may be given by a form of electronic transmission consented to by the stockholder to whom the notice is given. Any such consent shall be revocable by the stockholder by written notice to the Corporation. Any such consent shall be deemed revoked (i) if the Corporation is unable to deliver by electronic transmission two consecutive notices given by the Corporation in accordance with such consent and (ii) such inability becomes known to the Secretary or an Assistant Secretary of the Corporation or to the transfer agent or other person responsible for the giving of notice; provided, however, the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action.

                (c) Notice given pursuant to subsection (a) of this section shall be deemed given: (1) if by facsimile telecommunication, when directed to a number at which the stockholder has consented to receive notice; (2) if by electronic mail, when directed to an electronic mail address at which the stockholder has consented to receive notice; (3) if by a posting on an electronic network together with separate notice to the stockholder of such specific posting, upon the later of (A) such posting and (B) the giving of such separate notice; and (4) if by any other form of electronic transmission, when directed to the stockholder. An affidavit of the Secretary or an Assistant Secretary or of the transfer agent or other agent of the Corporation that the notice has been given by a form of electronic transmission shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

                (d) For purposes of these By-Laws, "electronic transmission" means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.

        Section 8.      Nominations of Directors.

                (a) Only persons who are nominated in accordance with the procedures set forth in these By-Laws shall be eligible for election as directors. Nominations of persons for election to the Board of Directors may be made at a meeting of stockholders (i) by or at the direction of the Board of Directors or (ii) by any stockholder of the Corporation who is a stockholder of record at the time of giving of the notice provided for in this By-Law, who shall be entitled to vote for the election of directors at the meeting and who complies with the notice procedures set forth in this By-Law.

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                (b)     Nominations by stockholders shall be made pursuant to
notice in writing, delivered or mailed to the Secretary and received at the General Offices (i) in the case of an annual meeting, not less than 60 days nor more than 90 days prior to the first anniversary of the date on which the Corporation first mailed its proxy materials for the preceding year's annual meeting of stockholders, provided, however, that in the event that the date of the meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, notice by the stockholder must be received not earlier than the 90th day prior to such date of mailing of proxy materials and not later than the close of business on the later of the 60th day prior to such date of mailing of proxy materials or the 10th day following the day on which public announcement of the date of the meeting is first made; or (ii) in the case of a special meeting at which directors are to be elected, not earlier than the 90th day prior to such special meeting and not later than the close of business on the later of the 60th day prior to such special meeting or the 10th day following the day on which public announcement of the date of the meeting and of the nominees proposed by the Board of Directors to be elected at such meeting is first made. In the case of a special meeting of stockholders at which directors are to be elected, stockholders may nominate a person or persons (as the case may be) for election only to such position(s) as are specified in the Corporation's notice of meeting as being up for election at such meeting. Such stockholder's notice shall set forth (i) as to each person whom the stockholder proposes to nominate for election or reelection as a director, all information relating to such person that would be required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including such person's written consent to being named as a nominee and to serving as a Director if elected); (ii) as to the stockholder giving the notice, the name and address, as they appear on the Corporation's books, of such stockholder and the class and number of shares of the Corporation's stock which are beneficially owned by such stockholder; and (iii) as to any beneficial owner on whose behalf the nomination is made, the name and address of such person and the class and number of shares of the Corporation's stock which are beneficially owned by such person. At the request of the Board of Directors, any person nominated by the Board of Directors for election as a director shall furnish to the Secretary that information required to be set forth in a stockholder's notice of nomination that pertains to the nominee. Notwithstanding anything in this By-Law to the contrary, in the event that the number of directors to be elected to the Board of Directors of the Corporation is increased and there is no public statement naming all the nominees for Director or specifying the size of the increased Board of Directors made by the Corporation at least 70 days prior to the first anniversary of the preceding year's annual meeting, a stockholder's notice required by this By-Law shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the General Offices not later than the close of business on the 10th day following the day on which such public announcement is first made by the Corporation.

                (c) No person shall be eligible for election as a director of the Corporation unless nominated in accordance with the procedures set forth in these By-Laws. The chairman of the meeting may, if the facts warrant, determine that a nomination was not made in accordance with the procedures prescribed in this By-Law; and if the chairman should so determine, the chairman shall so declare to the meeting, and the defective nomination shall be disregarded. Notwithstanding the foregoing provisions of this By-Law, a stockholder shall also comply with all applicable requirements of the Exchange Act, and the rules and regulations thereunder with respect to the matters set forth in this By-Law.

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        Section 9.      List of Stockholders.

                (a) The Secretary of the Corporation shall prepare, at least 10 days before each meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least 10 days prior to the meeting: (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours, at the principal place of business of the Corporation. In the event that the Corporation determines to make the list available on an electronic network, the Corporation may take reasonable steps to ensure that such information is available only to stockholders of the Corporation. If the meeting is to be held at a place, then the list shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. If the meeting is to held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting.

                (b) The stock ledger of the Corporation shall be the only evidence as to the identity of the stockholders entitled (i) to vote in person or by proxy at any meeting of stockholders, or (ii) to exercise the rights in accordance with applicable law to examine the stock ledger, the list required by this By-Law or the books and records of the Corporation.

        Section 10. Quorum. The holders of a majority of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum for the transaction of any business at all meetings of the stockholders, except as otherwise provided by applicable law, by the Certificate of Incorporation or by these By-Laws. The stockholders present at any duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of sufficient stockholders to render the remaining stockholders less than a quorum. Whether or not a quorum is present, either the Chairman of the meeting or a majority of the stockholders entitled to vote thereat, present in person or by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. At such adjourned meeting at which the requisite amount of voting stock shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally noticed.


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        Section  11.    Voting and Required Vote. Subject to the provisions of
the Certificate of Incorporation, each stockholder shall, at every meeting of stockholders, be entitled to one vote for each share of capital stock held by such stockholder. Subject to the provisions of the Certificate of Incorporation and applicable law, directors shall be chosen by the vote of a plurality of the shares present in person or represented by proxy at the meeting; and all other questions shall be determined by the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter. Elections of directors shall be by written ballot.

        Section 12. Proxies. Each stockholder entitled to vote at a meeting of stockholders may authorize another person or persons to act for such stockholder by proxy, provided the instrument authorizing such proxy to act shall have been executed in writing in the manner prescribed by applicable law. No proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period.

        Section 13. Inspectors of Election; Polls. Before each meeting of stockholders, the Chairman of the Board or another officer of the Corporation designated by resolution of the Board of Directors shall appoint one or more inspectors of election for the meeting and may appoint one or more inspectors to replace any inspector unable to act. If any of the inspectors appointed shall fail to attend, or refuse or be unable to serve, substitutes shall be appointed by the chairman of the meeting. Each inspector shall have such duties as are provided by applicable law, and shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of such person's ability. The chairman of the meeting shall fix and announce at the meeting the date and time of the opening and closing of the polls for each matter upon which the stockholders will vote at the meeting.

        Section 14. Organization. The Chairman of the Board of Directors, or in the Chairman's absence, (i) the Chief Executive Officer, (ii) the Vice Chairman of the Board of Directors, (iii) the President, or (iv) in the absence of each of them, a chairman chosen by a majority of the directors present, shall act as chairman of the meetings of the stockholders, and the Secretary or, in the Secretary's absence, an Assistant Secretary or any employee of the Corporation appointed by the chairman of the meeting, shall act as secretary of the meeting. The order of business and the procedure at any meeting of stockholders shall be determined by the chairman of the meeting.

                                   ARTICLE III

                               BOARD OF DIRECTORS

        Section 15. General Powers, Number, Term of Office. The business of the Corporation shall be managed under the direction of its Board of Directors. The Board of Directors shall be composed of a majority of "independent directors" as defined under the rules of the New York Stock Exchange and the Exchange Act ("Independent Directors"). Subject to the rights of the holders of any series of preferred stock, $0.01 par value per share, of the Corporation ("Preferred Stock") to elect additional directors under specified circumstances, the number of directors of the Corporation shall be fixed from time to time exclusively by resolution of a majority of the then authorized number of directors of the Corporation (the number of then authorized directors of the Corporation is referred to herein as the "Whole Board"), but in no event shall the number of directors be fewer than three. The directors, other than those who may be elected solely by the holders of any series of Preferred Stock (unless the relevant Certificate

                                        6
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of Designation for such Preferred Stock so provides), shall be divided into three classes, as nearly equal in number as possible, designated "Class I," "Class II" and "Class III." Directors of each class shall serve for a term ending on the third annual meeting of stockholders following the annual meeting at which such class was elected. The foregoing notwithstanding, each director shall serve until his or her successor shall have been duly elected and qualified, unless such director shall die, resign, retire or be disqualified or removed. At each annual election, the directors chosen to succeed those directors whose terms then expire shall be identified as being of the same class as the directors they succeed. If for any reason the number of directors in the various classes shall not be as nearly equal as possible, the Board of Directors may redesignate any director into a different class in order that the balance of directors in such classes shall be as nearly equal as possible.

        Section 16. Vacancies. Subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, vacancies resulting from one or more directors' death, resignation, retirement, disqualification, removal from office or other cause, and newly created directorships resulting from any increase in the authorized number of directors, may be filled only by the affirmative vote of a majority of the remaining directors, though less than a quorum of the Board of Directors, or by a sole remaining director, and directors so chosen shall hold office for a term expiring at the annual meeting of stockholders at which the term of office of the class to which they have been elected expires and until such director's successor shall have been duly elected and qualified. No decrease in the number of authorized directors constituting the Board of Directors shall shorten the term of any incumbent director.

        Section 17. Chairman, Vice Chairman and Lead Director of the Board. The Chairman of the Board of Directors shall be chosen from among the directors. The Chairman of the Board shall preside at all meetings of the stockholders and of the Board of Directors, except as may be otherwise required under applicable law. The Chairman shall act in an advisory capacity with respect to matters of policy and other matters of importance pertaining to the affairs of the Corporation. The Chairman, alone or with the Chief Executive Officer, the President, and/or the Secretary shall sign and send out reports and other messages which are to be sent to stockholders from time to time. The Chairman shall also perform such other duties as may be assigned to the Chairman by these By-Laws or the Board of Directors. The Board of Directors may also choose a Vice Chairman of the Board of Directors from among the directors. The Vice Chairman if chosen shall perform such duties as may be assigned by these By-Laws, the Board of Directors or the Chairman of the Board. When the Chairman of the Board and the Chief Executive Officer (CEO) are the same person, the Board of Directors shall select a Lead Director. The Lead Director shall perform such duties as may be assigned by the Board of Directors or these By-Laws.

        Section 18. Regular Meetings. Following the annual meeting of stockholders, the first meeting of each newly elected Board of Directors may be held, without notice, on the same day and at the same place as such stockholders' meeting. The Board of Directors by resolution may provide for the holding of regular meetings and may fix the times and places at which such meetings shall be held. Notice of regular meetings shall not be required, provided that whenever the time or place of regular meetings shall be fixed or changed, notice of such action shall be given promptly to each director who was not present at the meeting at which such action was taken.

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        Section 19.     Special Meetings; Notice. Special Meetings of the Board
of Directors shall be held whenever called by the Chairman of the Board of Directors, the Vice Chairman of the Board, the Lead Director, the Chief Executive Officer, the president, or in the absence of each of them, by the Secretary at the written request of a majority of the directors. Notice of the time and place of Special Meetings shall be delivered personally or by telephone to each director or sent by first-class mail, facsimile, electronic transmission, or telegram, charges prepaid, addressed to each director at that director's address as it is shown on the records of the corporation. If the notice is mailed, it shall be deposited in the United States mail at least four
(4) days before the time of the holding of the meeting. If the notice is delivered personally or by facsimile, electronic transmission, telephone or telegram, it shall be delivered at least 48 hours before the time of the holding of the meeting. Any oral notice given personally or by telephone may be communicated either to the director or to a person at the office of the director who the person giving the notice has reason to believe will promptly communicate it to the director. Unless otherwise required by these By-laws, the notice need not specify the purpose of the meeting. The notice need not specify the place of the meeting, if the meeting is to be held at the principal executive office of the corporation. Unless otherwise indicated in the notice thereof, any and all business may be transacted at a Special Meeting.

        Section 20. Meetings of Non-Management Directors and Independent Directors. The non-management directors of the Corporation shall schedule regular executive sessions in which such directors meet without representatives of the Corporation's management present to discuss significant corporate governance matters, executive review, management succession and other items. If the group of non-management directors includes directors who are not Independent Directors, the Independent Directors shall also meet at least once a year in an executive session including only Independent Directors.

        Section 21. Conference Telephone or Other Remote Communication Meetings. Members of the Board of Directors or any committee thereof, may participate in a meeting of the Board of Directors or such committee by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at such meeting.

        Section 22. Quorum. One-half of the total number of directors constituting the Whole Board, but not less than two, shall constitute a quorum for the transaction of business at any meeting of the Board of Directors, but if less than such required number of directors for a quorum is present at a meeting, a majority of the directors present may adjourn the meeting from time to time without further notice. Except as otherwise specifically provided by applicable law, the Certificate of Incorporation or these By-Laws, the act of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

        Section 23. Organization of Board Meetings. At each meeting of the Board of Directors, the Chairman of the Board or, in the Chairman's absence, (i) the Chief Executive Officer, if a member of the Board of Directors, (ii) the Vice Chairman of the Board, (iii) the President, if a member of the Board of Directors, or (iv) in the absence of each of them, a chairman chosen by a majority of the directors present, shall act as chairman of the meeting, and the Secretary or, in the Secretary's absence, an Assistant Secretary or any employee of the Corporation appointed by the chairman of the meeting, shall act as secretary of the meeting.

        Section 24. Organization of Non-Management or Independent Directors Meetings. The Lead Director, when chosen as provided in Section 17 above, shall chair each meeting of non-management or Independent Directors as provided in
Section 20. At all other meetings of the Board of Directors, the Chairman of the Board or, in the Chairman's absence (i) the Chief Executive Officer, if a member of the Board of Directors, (ii) the Vice Chairman of the Board, (iii) the Lead Director, (iv) the President, if a member of the Board of Directors, or (v) in the absence of each of them, a chairman chosen by a majority of the directors present, shall act as chairman of the meeting, and the Secretary or, in the Secretary's absence, an Assistant Secretary or any employee of the Corporation appointed by the chairman of the meeting, shall act as secretary of the meeting.

        Section 25. Removal. Subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, any director may be removed from office at any time, but only for cause and only by the affirmative vote of the holders of at least a majority of the voting power of the then outstanding Voting Stock, voting together as a single class. For purposes of these By-Laws, "Voting Stock" shall mean the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors.

        Section 26. Action Without a Meeting. Unless otherwise restricted by the Certificate of Incorporation or these By-Laws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting if all members of the Board of Directors or committee, as the case may be, consent thereto in writing, or by electronic transmission and the writing or writings or electric transmission or transmissions are filed with the minutes of proceedings of the Board of Directors or committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

        Section 27. Location of Books. Except as otherwise provided by resolution of the Board of Directors and subject to applicable law, the books of the Corporation may be kept at the General Offices and at such other places as may be necessary or convenient for the business of the Corporation.

        Section 28. Dividends. Subject to the provisions of the Certificate of Incorporation and applicable law, dividends upon the capital stock of the Corporation may be declared by the Board of Directors at any regular or special meeting. Dividends may be paid in cash, in property, or in shares of the Corporation's capital stock.

        Section 29. Compensation of Directors. Directors shall receive such compensation and benefits as may be determined by resolution of the Board of Directors for their services as members of the Board of Directors and committees. Directors shall also be reimbursed for their expenses of attending Board of Directors and committee meetings. Nothing contained herein shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.

        Section 30. Additional Powers. In addition to the powers and authorities by these By-Laws expressly conferred upon it, the Board of Directors may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Certificate of Incorporation or by these By-Laws directed or required to be exercised or done by the stockholders.

                                   ARTICLE IV

                             COMMITTEES OF DIRECTORS

        Section 31. Designation, Power, Alternate Members. The Board of Directors may, by resolution or resolutions passed by a majority of the Whole Board, designate an Executive Committee, an Audit Committee, a Compensation and Management Development Committee, a Nominating and Corporate Governance Committee and one or more additional committees, each committee to consist of one or more of the directors of the Corporation; provided, however, that the Audit Committee, the Compensation and Management Development Committee and the Nominating and Corporate Governance Committee shall consist of three or more Independent Directors of the Corporation. Any such committee, to the extent provided in said resolution or resolutions and in any subsequent resolutions or any charter passed by a majority of the Whole Board and, subject to any limitations provided by applicable law, shall have and may exercise the powers of the Board of Directors in the management of the business and affairs of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. The term of office of the members of each committee shall be as fixed from time to time by the Board of Directors and any committee member may be removed, with our without cause, at any time by the Board of Directors; provided, however, that any committee member who ceases to be a member of the Board of Directors shall automatically cease to be a committee member.

        Section 32. Quorum, Manner of Acting. At any meeting of a committee, the presence of one-half of its members then in office shall constitute a quorum for the transaction of business; and the act of a majority of the members present at a meeting at which a quorum is present shall be the act of the committee; provided, however, that in the event that any member or members of the committee is or are in any way interested in or connected with any other party to a contract or transaction being approved at such meeting, or are themselves parties to such contract or transaction, the act of a majority of the members present who are not so interested or connected, or are not such parties, shall be the act of the committee. Each committee may provide for the holding of regular meetings, make provision for the calling of special meetings and, except as otherwise provided in these By-Laws or by resolution of the Board of Directors, make rules for the conduct of its business.

        Section 33. Minutes. The committees shall keep minutes of their proceedings and report the same to the Board of Directors when required; but failure to keep such minutes shall not affect the validity of any acts of the committee or committees.

                                    ARTICLE V

                               ADVISORY DIRECTORS

        Section 34. Advisory Directors. The Board of Directors may, by resolution adopted by a majority of the Whole Board, appoint such Advisory Directors as the Board of Directors may from time to time determine. The Advisory Directors shall have such advisory responsibilities as the Chairman of the Board may designate and the term of office of such Advisory Directors shall be as fixed by the Board of Directors.

                                   ARTICLE VI

                                    OFFICERS

        Section 35. Designation. The officers of the Corporation shall be the Chief Executive Officer, a President, a Secretary, a Chief Financial Officer, a Treasurer and a Controller. The Board of Directors may also elect a Chief Operating Officer, one or more Executive Vice Presidents, Senior Vice Presidents, Group Vice Presidents, Vice Presidents, Assistant Secretaries, Assistant Treasurers, Assistant Controllers and such other officers as it shall deem necessary. Any number of offices may be held by the same person.

        Section 36. Election and Term. At its first meeting after each annual meeting of stockholders, the Board of Directors shall elect the officers of the Corporation and at any time thereafter the Board of Directors may elect additional officers of the Corporation, and each such officer shall hold office until the officer's successor is elected and qualified or until the officer's earlier death, resignation or removal. Alternatively, at the last regular meeting of the Board of Directors prior to an annual meeting of stockholders, the Board of Directors may elect the officers of the Corporation, contingent upon the election of the persons nominated to be directors by the Board of Directors; and each such officer so elected shall hold office until the officer's successor is elected and qualified or until the officer's earlier death, resignation or removal.

        Section 37. Removal. Any officer shall be subject to removal or suspension at any time, for or without cause, by the affirmative vote of a majority of the Whole Board.

        Section 38. Resignations. Any officer may resign at any time by giving written notice to the Chairman of the Board, the President or to the Secretary. Such resignation shall take effect upon receipt thereof or at any later time specified therein; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

        Section 39. Vacancies. A vacancy in any office because of death, resignation, removal or any other cause may be filled for the unexpired portion of the term by the Board of Directors.

        Section 40. Chief Executive Officer. The Chief Executive Officer shall have the general and active management and supervision of the business of the Corporation. The Chief Executive Officer, if a member of the Board of Directors, shall, in the absence of the Chairman of the Board, preside at all meetings of the stockholders and of the Board of Directors. The Chief Executive Officer shall see that all orders and resolutions of the Board of Directors are carried into effect. The Chief Executive Officer shall also perform such other duties as may be assigned to the Chief Executive Officer by these By-Laws or the Board of Directors. The Chief Executive Officer shall designate who shall perform the duties of the Chief Executive Officer in the Chief Executive Officer's absence.

        Section 41. President. The President shall perform such duties as may be assigned to the President by these By-Laws, the Board of Directors or, if applicable, the Chief Executive Officer.

        Section 42. Chief Operating Officer. The Chief Operating Officer, if one shall be elected, shall perform such duties as may be assigned to the Chief Operating Officer by these By-Laws, the Board of Directors, the Chief Executive Officer or the President.

        Section 43. Vice Presidents. Each Executive Vice President, Senior Vice President, Group Vice President and each other Vice President shall perform the duties and functions and exercise the powers assigned to such officer by these By-Laws, the Board of Directors, the Chief Executive Officer, the President or, if one shall be elected, the Chief Operating Officer.

        Section 44. Secretary. The Secretary shall attend all meetings of the Board of Directors and of the stockholders and record all votes and the minutes of all proceedings in a book to be kept for that purpose. The Secretary shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors and, when appropriate, shall cause the corporate seal to be affixed to any instruments executed on behalf of the Corporation. The Secretary shall also perform all duties incident to the office of Secretary and such other duties as may be assigned to the Secretary by these By-Laws, the Board of Directors, the Chairman of the Board, the Chief Executive Officer or the President.

        Section 45. Assistant Secretaries. The Assistant Secretaries shall, during the absence of the Secretary, perform the duties and functions and exercise the powers of the Secretary. Each Assistant Secretary shall perform such other duties as may be assigned to such Assistant Secretary by these By-Laws, the Board of Directors, the Chairman of the Board, the Chief Executive Officer, the President or the Secretary.

        Section 46. Chief Financial Officer. The Chief Financial Officer shall have overall responsibility for causing (1) the funds and securities of the Corporation to be deposited in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors or by any officer or officers authorized by the Board of Directors to designate such depositories; (2) the disbursement of funds of the Corporation when properly authorized by vouchers prepared and approved by the Controller; (3) the investment of funds of the Corporation when authorized by the Board of Directors or a committee thereof; and (4) to be kept full and accurate account of receipts and disbursements in books of the Corporation. The Chief Financial Officer shall render to the Board of Directors, the Chief Executive Officer, or the President, whenever requested, an account of all transactions as Chief Financial Officer and shall also perform all duties incident to the office of Chief Financial Officer and such other duties as may be assigned to the Chief Financial Officer by these By-Laws, the Board of Directors, the Chief Executive Officer, or the President.

        Section 47. Treasurer. The Treasurer shall have the custody of the funds and securities of the Corporation and shall deposit them in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors or by any officer or officers authorized by the Board of Directors to designate such depositories; disburse funds of the Corporation when properly authorized by vouchers prepared and approved by the Controller; and invest funds of the Corporation when authorized by the Board of Directors or a committee thereof. The Treasurer shall render to the Board of Directors, the Chief Executive Officer, the President or the Chief Financial Officer, whenever requested, an account of all transactions as Treasurer and shall also perform all duties incident to the office of Treasurer and such other duties as may be assigned to the Treasurer by these By-Laws, the Board of Directors, the Chief Executive Officer, the President or the Chief Financial Officer.

        Section 48. Assistant Treasurers. The Assistant Treasurers shall, during the absence of the Treasurer, perform the duties and functions and exercise the powers of the Treasurer. Each Assistant Treasurer shall perform such other duties as may be assigned to the Assistant Treasurer by these By-Laws, the Board of Directors, the Chief Executive Officer, the President, the Chief Financial Officer or the Treasurer.

        Section 49. Controller. The Controller shall serve as the principal accounting officer of the Corporation and shall keep full and accurate account of receipts and disbursements in books of the Corporation and render to the Board of Directors, the Chief Executive Officer, the President, the Chief Financial Officer, whenever requested, an account of all transactions as Controller and of the financial condition of the Corporation. The Controller shall also perform all duties incident to the office of Controller and such other duties as may be assigned to the Controller by these By-Laws, the Board of Directors, the Chief Executive Officer, or the President.

        Section 50. Assistant Controllers. The Assistant Controllers shall, during the absence of the Controller, perform the duties and functions and exercise the powers of the Controller. Each Assistant Controller shall perform such other duties as may be assigned to such officer by these By-Laws, the Board of Directors, the Chief Executive Officer, the President or the Controller.

                                   ARTICLE VII

                       CONTRACTS, INSTRUMENTS AND PROXIES

        Section 51. Contracts and Other Instruments. Except as otherwise required by applicable law, the Certificate of Incorporation or these By-Laws, any contracts or other instruments may be signed by such person or persons as from time to time may be designated by the Board of Directors or by any officer or officers authorized by the Board of Directors to designate such signers; and the Board of Directors or such officer or officers may determine that the signature of any such authorized signer may be facsimile. Such authority may be general or confined to specific instances as the Board of Directors or such officer or officers may determine.

        Section 52. Proxies. Except as otherwise provided by resolution of the Board of Directors, the Chairman of the Board, the Chief Executive Officer, the President, the Vice Chairman of the Board, any Vice President, the Treasurer and any Assistant Treasurer, the Controller and any Assistant Controller, the Secretary and any Assistant Secretary of the Corporation, shall each have full power and authority, in behalf of the Corporation, to exercise any and all rights of the Corporation with respect to any meeting of stockholders of any corporation in which the Corporation holds stock, including the execution and delivery of proxies therefor, and to consent in writing to action by such corporation without a meeting.

                                  ARTICLE VIII

                                  CAPITAL STOCK

        Section 53. Stock Certificates; Book-Entry Accounts. The interest of each stockholder of the Corporation shall be evidenced by (a) certificates signed by, or in the name of the Corporation by, the Chairman or Vice-Chairman of the Board, or the President or any Vice President, and by Treasurer or Assistant Treasurer, or the Secretary or any Assistant Secretary of the Corporation, certifying the number of shares owned by such holder in the Corporation, or (b) registration in book-entry accounts without certificates for shares of stock in such form as the appropriate officers of the Corporation may from time to time prescribe. Any of or all the signatures on a stock certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue.

        Section 54. Record Ownership. The Corporation shall be entitled to treat the person in whose name any share, right or option is registered as the owner thereof, for all purposes, and shall not be bound to recognize any equitable or other claim to or interest in such share, right or option on the part of any other person, whether or not the Corporation shall have notice thereof, except as otherwise provided by applicable law.

        Section 55. Record Dates. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix a record date, which shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors and which shall not be more than 60 nor less than 10 days before the date of such meeting, nor more than 60 days prior to any other action.

        Section 56. Transfer of Stock. Transfers of shares of stock of the Corporation shall be made only on the books of the Corporation by the registered holder thereof, or by the registered holder's attorney thereunto authorized by power of attorney duly executed and filed with the Secretary or a transfer agent of the Corporation, and on surrender of the certificate or certificates for such shares properly endorsed and the payment of all taxes thereon, or by appropriate book-entry procedures.

        Section 57. Lost, Stolen or Destroyed Certificates. The Board of Directors may authorize a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of the fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate or certificates, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or the owner's legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against the Corporation on account of the alleged loss, theft or destruction of such certificate or the issuance of such new certificate.

        Section 58. Terms of Preferred Stock. The provisions of these By-Laws, including those pertaining to voting rights, election of directors and calling of special meetings of stockholders, are subject to the terms, preferences, rights and privileges of any then outstanding class or series of Preferred Stock as set forth in the Certificate of Incorporation and in any resolutions of the Board of Directors providing for the issuance of such class or series of Preferred Stock; provided, however, that the provisions of any such Preferred Stock shall not affect or limit the authority of the Board of Directors to fix, from time to time, the number of directors which shall constitute the Whole Board as provided in Section 16 above, subject to the right of the holders of any class or series of Preferred Stock to elect additional directors as and to the extent specifically provided by the provisions of such Preferred Stock.

                                   ARTICLE IX

                                 INDEMNIFICATION

        Section 59. Actions, Suits or Proceedings Other Than By or in the Right of the Corporation. In the case of any person who, by reason of the fact that such person is or was a director, officer or employee of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of an affiliate of the Corporation or by reason of anything done or not done by such person was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit, proceeding or arbitration, whether civil, criminal, administrative or investigative in nature other than an action by or in the right of the Corporation, the Corporation shall to the fullest extent permitted by applicable law indemnify such person against all expenses (including attorneys' fees), costs, judgments, penalties, fines, and amounts paid in settlement, actually and reasonably incurred by such person or on such person's behalf in connection with such action, suit or proceeding and any appeal therefrom, if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe that such person's conduct was unlawful.

        Section 60. Actions or Suits by or in the Right of the Corporation. In the case of any person who, by reason of the fact that such person is or was a director, officer or employee of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of an affiliate of the Corporation or by reason of anything done or not done by such person, was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit brought by or in the right of the Corporation to procure a judgment in its favor, the Corporation shall to the fullest extent permitted by applicable law indemnify such person against all expenses (including attorneys' fees) and costs actually and reasonably incurred by such person or on such person's behalf in connection with such action or suit and any appeal therefrom, if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, except that no indemnification shall be made under this Section 60 in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation for gross negligence or misconduct in the performance of such person's duty to the Corporation, unless and only to the extent that the Court of Chancery of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of such liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such costs, charges and expenses which the Court of Chancery or such other court shall deem proper.

        Section 61. Indemnification for Costs, Charges and Expenses of Successful Party. Notwithstanding any other provision of this Article IX, to the extent that any person entitled to indemnification pursuant to Sections 59 or 60 of these By-Laws (an "Indemnitee") has been successful on the merits or otherwise in defense of any action, suit, proceeding or arbitration or appeal thereof (a "Proceeding") referred to in Sections 59 or 60 or in defense of any claim, issue or matter described therein, the Corporation shall indemnify such Indemnitee against expenses (including attorneys' fees) and costs actually and reasonably incurred by such Indemnitee in connection therewith; provided that such person shall not be entitled to indemnification in connection with any Proceeding commenced by such person unless such indemnification has been provided by the Corporation in the specific Proceeding.

        Section 62. Advancement of Costs, Charges and Expenses. All reasonable expenses (including attorney's fees) and costs incurred by an Indemnitee in connection with a Proceeding shall be paid by the Corporation, in advance of a determination of right to indemnification pursuant to Section 63 of these By-Laws or the final disposition of such Proceeding, upon the written request of such director or officer (which request shall be directed to the Secretary of the Corporation and include a statement or statements reasonably evidencing the expenses, costs and/or charges incurred by such person); provided, however, that the payment of such expenses in advance of the determination of right to indemnification or the final disposition of such Proceeding shall be made only upon receipt of an undertaking by or on behalf of such Indemnitee to repay such amount if it shall ultimately be determined that such Indemnitee is not entitled to be indemnified by the Corporation as authorized in this Article IX. The Corporation shall so advance expenses, costs and other charges within 20 days' of receipt of such request (together with such statement or statements) from such Indemnitee.

        Section 63. Determination of Right to Indemnification. Any indemnification under Sections 59 or 60 of these By-Laws (unless ordered by a court) shall be paid by the Corporation only as authorized in the specific case upon a determination that indemnification is proper in the circumstances because the Indemnitee has met the applicable standard of conduct set forth in Sections 59 and 60 of these By-Laws. Such determination shall be made (i) by the Board of Directors by a majority vote or decision of a quorum consisting of directors who are or were not parties to or a subject of the Proceeding in respect of which indemnification is being sought by the Indemnitee, (ii) if such a vote or decision is not obtainable, or, even if obtainable, if a majority of such disinterested directors so directs, by Independent Legal Counsel in a written opinion to the Board of Directors, or (iii) by the stockholders. In the event such determination is to be made by Independent Legal Counsel, a majority of such disinterested directors shall select the Independent Legal Counsel. "Independent Legal Counsel" means a law firm or a member of a law firm that neither presently is, nor in the past five years has been, retained to represent: (x) the Corporation or the Indemnitee in any matter material to either such party or (y) any other party to the Proceeding giving rise to a claim for indemnification under this Article IX. Notwithstanding the foregoing, the term "Independent Counsel" shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Corporation or the Indemnitee in an action to determine the Indemnitee's rights under this Article IX.

                (i) To obtain indemnification under this Article IX, an Indemnitee shall submit to the Secretary of the Corporation a written request, including such documentation and information as is reasonably available to the Indemnitee and reasonably necessary to determine whether and to what extent the Indemnitee is entitled to indemnification (the "Supporting Documentation"). The determination of the Indemnitee's entitlement to indemnification shall be made not later than 60 days after receipt by the Corporation of the written request for indemnification together with the Supporting Documentation. The Secretary shall, promptly upon receipt of such a request for indemnification, advise the Board of Directors in writing that the Indemnitee has requested indemnification.

                (ii) In the event that a determination is made pursuant to this
        Section 63 that the Indemnitee is not entitled to indemnification under this Article IX, (A) the Indemnitee shall be entitled to seek an adjudication of entitlement to such indemnification either, at the Indemnitee's sole option, in (x) an appropriate court of the State of Delaware or any other court of competent jurisdiction or (y) an arbitration to be conducted by a single arbitrator pursuant to the rules of the American Arbitration Association; and (B) any such judicial proceeding or arbitration shall be de novo and the Indemnitee shall not be prejudiced by reason of such prior adverse determination.

        Section 64. Other Rights; Continuation of Right to Indemnification; Limitations. The indemnification (including attorney's fees) and advancement of costs provided by, or granted pursuant to, this Article IX shall not be deemed exclusive of any other rights to which an Indemnitee may be entitled under any applicable law, agreement, vote of stockholders or otherwise, whether as to action in Indemnitee's official capacity and as to action in another capacity while holding such office or employment as set forth in Sections 59 and 60 of these By-Laws or otherwise, and, unless otherwise provided when authorized or ratified, shall continue as to a person who has ceased to hold such office or employment.

        Section 65. Indemnification of Others. The Board of Directors in its discretion shall have the power on behalf of the Corporation, subject to applicable law, and upon such terms and subject to such conditions as the Board shall determine, to indemnify any person that is or was an agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise (including, without limitation, service with respect to employee benefit or welfare plans), who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit, proceeding or arbitration, whether civil, criminal, administrative or investigative against all expenses (including attorneys' fees), costs, judgments, penalties, fines, amounts paid in settlement and excise taxes or penalties assessed with respect to any employee benefit or welfare plan reasonably incurred or suffered by such person or on such person's behalf in connection with any such action, suit, proceeding or arbitration and any appeal therefrom, if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe that such person's conduct was unlawful.

        Section 66. Insurance; Contracts; Funding. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise (including, without limitation, service with respect to employee benefit or welfare plans) against any liability asserted against such person and incurred by such person or on such person's behalf in any such capacity, or arising out of such person's status as such, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of this Article IX. The Corporation may enter into contracts with any such person in furtherance of the provisions of this Article IX and may create a trust fund, grant a security interest or use other means (including, without limitation, a letter of credit) to ensure the payment of such amounts as may be necessary to effect indemnification as provided or authorized in this Article IX.

        Section 67. Savings Clause. If this Article IX or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify each director and officer of the Corporation as to expenses (including attorneys' fees), costs, judgments, penalties, fines and amounts paid in settlement actually and reasonably incurred with respect to any Proceeding, including an action by or in the right of the Corporation, to the fullest extent permitted by any applicable portion of this
Article IX that shall not have been invalidated.

                                    ARTICLE X

                                  MISCELLANEOUS

        Section 68. Corporate Seal. The seal of the Corporation shall be circular in form, containing the words "Varian Medical Systems, Inc." and the word "Delaware" on the circumference surrounding the word "Seal." Said seal may be used by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.

        Section 69. Fiscal Year. The fiscal year of the Corporation is the 51- to 53-week period that ends on the Friday nearest September 30.

        Section 70. Auditors. The Audit Committee of the Board of Directors shall select certified public accountants to audit the books of account and other appropriate corporate records of the Corporation annually and at such other times as the Audit Committee of the Board of Directors shall determine by resolution.

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        Section 71.     Waiver of Notice. Whenever notice is required to be
given pursuant to applicable law, the Certificate of Incorporation or these By-Laws, a written waiver thereof, signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting of stockholders or the Board of Directors or a committee thereof shall constitute a waiver of notice of such meeting, except when the stockholder or Director attends such meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders or the Board of Directors or committee thereof need be specified in any written waiver of notice or any waiver by electronic transmission unless so required by the Certificate of Incorporation or by these By-Laws.

                                   ARTICLE XI

                              AMENDMENT TO BY-LAWS

        Section 72. Amendments. These By-Laws may be amended or repealed, or new By-Laws may be adopted, at any meeting of the Board of Directors or of the stockholders, provided notice of the proposed change was given in the notice of the meeting and, in the case of a meeting of the Board of Directors, in a notice given not less than 24 hours prior to the meeting.

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